EASTERN POINT ADVISORS FUNDS TRUST

                            Capital Appreciation Fund
             (formerly known as Eastern Point Advisors Twenty Fund)

                                   PROSPECTUS

                                     Class A
                                     Class C

                                February 1, 2005


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents


                                                                                                              Page No.
                                                                                                     ----------------------
Capital Appreciation Fund
                                                                                                                3

Fees and Expenses of the Fund
                                                                                                                6

Management of the Fund
                                                                                                                7

Other Service Providers
                                                                                                                8

Your Account
                                                                                                                9

Choosing a Share Class
                                                                                                                9

Buying Shares
                                                                                                               10

Selling Your Shares
                                                                                                               12

Additional Information on Buying and Selling Fund Shares
                                                                                                               14

Dividends and Distributions
                                                                                                               16

Taxes
                                                                                                               16

Other Investment Strategies and Risks
                                                                                                               17

Financial Highlights
                                                                                                               18

Additional Information
                                                                                                       Back Cover

Capital Appreciation Fund ("Fund")
(formerly known as Eastern Point Advisors Twenty Fund)

Fund Investment Objective

The Fund seeks long-term growth of capital.

Principal Investment Strategies of the Fund

The Fund will invest primarily in common stocks selected for their growth potential. The Fund will invest in common stocks of companies of any size, which may include smaller emerging companies. Under normal conditions, the Fund will invest at least 80% of its assets in a select group of 20-30 common stocks, regardless of industry or sector, focusing on each individual company's growth potential.

Eastern Point Advisors, Inc. (the "Advisor") selects stocks by looking for companies with strong earnings growth potential that has not been recognized in the overall market. Special emphasis will be placed on mid cap and large cap companies that the Advisor believes demonstrate:

o    Financial stability

o    Strong earnings growth potential

o    Dominant or strong market position

o    Outstanding leadership

The Fund intends to pursue an investment strategy that may result in a high turnover of positions. The Fund's annual portfolio turnover rate may be higher than many other mutual funds, sometimes exceeding 600%. Market conditions may dictate investments for this Fund's portfolio and may result in short-term holdings. High portfolio turnover may result in greater brokerage commissions and acceleration of capital gains which are taxable when distributed to shareholders. Greater brokerage commissions and taxes on gains may adversely affect the Fund's performance.

The Fund also invests in technology-related companies. These may include the securities of companies substantially engaged in offering, using, or developing products, processes, or services that provide, or that benefit significantly from, technological advances or that are expected to do so. Technology-related businesses include, among others: computer products, software, and electronic components; computer services; telecommunications; networking; Internet; and biotechnology, pharmaceuticals or medical technology.

Temporary Investments

To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its assets in U.S. and foreign short-term money market instruments as a temporary defensive measure. Some of these short-term money market instruments include:

     o    Cash and cash equivalents

     o    U.S. Government securities

     o    Certificates of deposit or other obligations of U.S. banks

     o Corporate debt obligations with remaining maturities of 12 months or less

     o    Commercial paper

     o    Demand and time deposits

     o    Repurchase agreements

     o    Bankers' acceptances

To the extent that the Fund engages in a temporary, defensive strategy, the Fund may not achieve its investment objective.

Principal Risks

Any of the following situations could cause the Fund to lose money or underperform in comparison with its peer group:

Stock Market Risks: Movements in the stock market may affect the Fund's share prices on a daily basis. The overall market and the specific securities held by the Fund may decline in value and you could lose money.

Stock Selection Risks: The stocks in the Fund's portfolio may decline in value or not increase in value when the stock market in general is increasing or decreasing in value.

Small or New Companies: The Fund may invest in the securities of small or newly public companies that may be subject to greater price fluctuations and significant losses due to unseasoned management, increased competition or entrance into new markets. Shares of a small company may pose greater risks than shares of a large company because of narrow product lines, limited financial resources, less depth of management or a limited trading market for its stock.

Technology-Related Companies: The products or services offered by issuers of technology securities quickly may become obsolete in the face of technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. In addition, technology companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing which may increase their volatility. Competitive pressures in the technology-related industries also may have a significant effect on the performance of technology securities.

The issuers of technology securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be subject to intense competition from larger or more established companies.

Non-Diversification: The Fund is non-diversified and may invest a greater portion of its assets in the securities of a single issuer than a diversified fund. As a result, the Fund may be more sensitive to economic, business, political or other changes affecting the prices of such issuers' securities, which may result in greater fluctuation in the value of the Fund's shares. The Fund intends, however, to meet certain tax diversification requirements.

Management: The Advisor's skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. To the extent appropriate investments are not chosen, the Fund may decline in value and you could lose money.


Suitability

The Fund may be appropriate for investors who seek capital appreciation and who are able to accept short-term fluctuations in return for the potential for greater long-term growth. Investors who are seeking current income or who have a conservative or short-term investment approach may wish to consider alternative investments.

Past Fund Performance

The bar chart and performance table below illustrate the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 and 5 years compare with those of a broad measure of market performance (e.g., Standard & Poor's 500 Index).

The bar chart shows changes in the Fund's performance from year to year, with respect to Class A Shares. Sales loads and account fees are not reflected in the bar chart; if they were, returns would be less than shown.

Yearly Total Return

2000      (11.27)%

2001       (7.34)%

2002      (16.49)%

2003       26.86%

2004        7.47%

Best Quarter          23.16% in the first quarter of 2000

Worst Quarter        -23.19% in the fourth quarter of 2000

The table shows how the Fund's average annual returns compare with those of its benchmark, the Standard & Poor's 500 Index. The figures assume reinvestment of all dividends and distributions. The performance calculations reflect the deduction of the maximum sales charges and annual fund operating expenses. After-tax returns are presented for Class A Shares only. After-tax returns for Class C Shares will be different. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                PERFORMANCE TABLE
         (Average annual total returns for the periods ended December 31, 2004)


                                                                                                              Since
                                                                             1 Year        5 Years          Inception*
                                                                       --------------  ------------------ -----------------

Class A Before Taxes                                                           0.24%   -        2.47%              3.19%

Class A After Taxes on Distributions                                           1.26%   -        2.72%              2.93%

Class A After Taxes on Distributions and Sale of Fund Shares             -     0.19%   -        2.24%              2.57%

S & P 500 Index (reflects no deduction for fees, expenses or taxes)           10.83%   -        2.31%              0.74%

Class C Before Taxes                                                           6.61%   -        1.95%              2.49%

S & P 500 Index (reflects no deduction for fees, expenses or taxes)           10.83%   -        2.31%    -         0.76%

-----------------------------------------------

*Inception date - Class A commenced operations on October 19, 1999;
                  Class C commenced operations on October 29, 1999

Fees and Expenses of the Fund

This table describes the fees and expenses that you could expect to pay if you buy and hold shares of the Fund. Shareholder Fees are one-time expenses paid directly from your investment. Annual Fund Operating Expenses come out of Fund assets and are reflected in the Fund's total return.



                                                                                  Class A Shares          Class C Shares
                                                                              --------------------      ----------------------

Shareholder Fees:
   (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)(1)                                               5.75%                   None

Redemption Fee
   (as a percentage of amount redeemed)(2)                                              1.00%                  1.00%

Annual Fund Operating Expenses:
   (expenses deducted from Fund assets)

Management Fees                                                                         1.50%                  1.50%

Distribution and Service (12b-1) Fees(3)                                                0.25%                  1.00%

Other Expenses                                                                          2.76%                  2.75%
                                                                               ----------------------   ---------------------

Total Annual Fund Operating Expenses                                                    4.51%                  5.25%

      Plus Expense Reimbursement, Waivers, & Recoveries                                 0.49%                  0.50%
                                                                               ----------------------   ---------------------

Net Annual Fund Operating Expenses(4)(5)                                                5.00%                  5.75%

-----------------------------------------------

(1) The front-end sales charge for the Class A Shares decreases with the amount you invest and is included in the offering price. See "Your Account" elsewhere in this Prospectus.

(2) The 1.00% redemption fee for Class A and Class C Shares applies only to redemptions within 12 months of acquisition. The fee is not applied to shares acquired through reinvestment of dividends or capital gains.

(3) Includes an annual distribution fee of 0.25% of the Class A Share's average daily net assets, and an annual distribution fee of 0.75% and an annual service fee of 0.25 % of the Class C Share's average daily net assets.

(4) Effective November 1, 2004, the Advisor voluntarily waives fees and reimburses expenses so that Total Annual Fund Expenses do not exceed 2.50% for Class A shares and 3.25% for Class C shares. This voluntary action by the Advisor may be discontinued at any time on 60 days' notice.

    The Advisor is entitled to reimbursement of fees waived or remitted to the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or remitted by the Advisor to the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund.

(5) The Fund imposes a $15.00 charge for Fund redemptions under $10,000 made by wire.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

     o    you invest $10,000 in the Fund for the time periods indicated;

     o    you redeem all of your shares at the end of each time period;

     o    your investment has a 5% return each year;

     o    all distributions are reinvested; and

     o    the Fund's operating expenses remain the same.

This example is for comparison only. Actual returns and expenses will be different and the Fund's performance and expenses may be higher or lower. Based on the above assumptions, your costs for the Fund would be:



                                                1 year       3 years                  5 years       10 years
                                            ------------   -------------            ------------   --------------

Class A                                     $  1,141      $        1,989       $        2,931       $         5,288

Class C                                     $    672      $        1,706       $        2,822       $         5,539

You would pay the following expenses if you did not redeem your shares:



                                                1 year       3 years                   5 years      10 years
                                            ------------   -------------             -----------    --------------

Class A                                     $  1,046      $        1,989       $        2,931       $         5,288

Class C                                     $    572      $        1,706       $        2,822       $         5,539

Management of the Fund

The Fund's investment advisor is Eastern Point Advisors, Inc. (the "Advisor"), 230 Broadway East, Lynnfield, Massachusetts 01940-2320. The Advisor is responsible for the selection, purchasing, monitoring and sale of the securities in the Fund's investment portfolio. The Advisor also arranges for the transfer agency, custody and all other services necessary to operate the Fund.

The Advisor was founded in 1995. In addition to the Fund, the Advisor is the advisor to the Rising Dividend Growth Fund and also manages private accounts, consisting primarily of individual accounts. As of December 31, 2004, the Advisor had approximately $111 million of assets under management.

Portfolio Management

Frederick F. Sears serves as the portfolio manager for the Fund. Mr.
Sears has been employed by the Advisor since June, 1999. Mr. Sears graduated from Boston University in 1990 with a Bachelor of Arts degree in English and subsequently participated in Boston University's Masters of Business Administration program. From 1994 to 1995, Mr. Sears researched and analyzed companies for Boston-based FinNet, a financial services firm. From 1995 until 1998, Mr. Sears researched and analyzed companies for Boston-based Culverwell & Company, a broker-dealer and investment banker specializing in small and micro-cap securities. He is also the founder (1999) and General Partner of Clermont Capital and the Clermont Fund, a United States-based long/short hedge fund specializing in growth stocks.

Management Fees

The Fund pays the Advisor an annual fee of 1.50% of average daily net assets payable monthly for providing investment advisory services. During the most recent fiscal year, there were no fee waivers.

The Advisor has voluntarily undertaken to waive a portion of its advisory fee and/or reimburse Fund expenses so that total net operating expenses of the Fund do not exceed 2.50% for Class A Shares and 3.25% for Class C Shares.

The Advisor has the right to terminate the fee waiver at any time with 60 days' notice. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within the following three years if the Fund is able to make the repayment without exceeding the current expense limits. As of September 30, 2004, the total amount of recoverable reimbursements due under a previous fee waiver was $64,122, of which $40,647 had been recovered as of that date.

Other Service Providers

Distributor

Unified Financial Securities, Inc. is the Distributor of the shares of Eastern Point Advisors Funds Trust ("Trust"). Prior to December 1, 2004, Investors Capital Corporation, an affiliate of the Advisor, was the Distributor.

Administrator, Fund Accounting Services Agent, Dividend Paying Agent and Transfer Agent

Unified Fund Services, Inc. is the Fund administrator, accounting services agent, dividend paying agent and transfer agent for the Trust. Prior to November 1, 2004, Commonwealth Shareholder Services, Inc. was the Fund administrator, Commonwealth Fund Accounting was the Fund accounting services agent and dividend paying agent, and Fund Services, Inc. was the transfer agent of the Trust.

Custodian

Huntington National Bank is the custodian of the Trust. Prior to November 1, 2004, Brown Brothers Harriman & Co. was the custodian of the Trust.

Your Account

Investing in the Fund

The Fund offers two classes of shares. Each class of shares has a different combination of sales charges, fees and other features. You should consult your financial advisor to determine which class best suits your investment goals and time frame.

Choosing A Share Class

Class A Shares.

Class A Shares have a maximum up-front sales charge of 5.75% that you pay when you buy your shares. The front-end sales charge for the Class A Shares decreases with the amount you invest and is included in the offering price.



                                                                                                 Sales charge as %
                                                                       Sales charge as %        of net amount invested
Amount invested                                                        of offering price               in the Fund
--------------------------                                       --------------------------  ------------------------------

less than $50,000                                                               5.75%                         6.10%

$50,000 but less than $100,000                                                  4.75%                         4.99%

$100,000 but less than $500,000                                                 3.75%                         3.90%

$500,000 but less than $1,000,000                                               2.75%                         2.83%

$1,000,000 or more                                                              1.00%                         1.01%

Under certain circumstances, the sales charge for Class A Shares may be waived. Please see the Statement of Additional Information. Class A Shares are also subject to an annual 12b-1 fee of 0.25% of average daily net assets, which is lower than the 12b-1 fee for the Class C Shares.

Ways to Reduce Sales Charges

Investors can reduce or eliminate sales charges on Class A Shares under certain conditions:

Combined Purchases

Purchases made at the same time by an individual, his or her spouse and any children under the age of 21 are added together to determine the sales charge rate.

Letter Of Intent

This non-binding agreement allows you to purchase Class A Shares over a period of 13 months with the sales charge that would have applied if you had purchased them all at once.

Combination Privilege

You can use the combined total value of Class A Shares of the Fund you own for the purpose of calculating the sales charge.


Please Note:

You must advise your dealer, the transfer agent or the Fund if you qualify for a reduction and/or waiver in sales charges.

Class C Shares

Class C Shares have no up-front sales charge, so that the full amount of your purchase is invested in the Fund.

o Class C Shares are subject to an annual 12b-1 fee of 1.00%, of which 0.25% are service fees paid to the Distributor, dealers or others for providing personal services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C Shares have higher expenses and pay lower dividends than Class A Shares.

The Fund has adopted a Class A Shares 12b-1 plan and a Class C Shares 12b-1 plan that allow the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Buying Shares

You can purchase shares of the Fund through broker-dealers or directly through the Advisor. You may buy shares of the Fund with an initial investment of $250 or more. Additional investments may be made for as little as $50. The Fund has the right to waive the minimum investment requirements for employees of the Advisor and its affiliates. The Fund also has the right to reject any purchase order.

Purchase Price/Determination of NAV

The price of the Fund's shares is based on the Net Asset Value ("NAV") plus any applicable front-end sales charge for Class A Shares (the "Offering Price"). The Fund calculates the NAV by adding the total market value of the Fund's investments and other assets, subtracting any liabilities, and then dividing that figure by the total number of outstanding shares of the Fund (assets-liabilities/number of shares outstanding = NAV). The Fund's investments are valued based on market value, or where market quotations are not available, on fair value as determined in good faith by the Board of Trustees. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. The Fund's NAV is calculated at the close of regular trading of the New York Stock Exchange ("NYSE"), which is normally 4 p.m. Eastern Time. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

If you pay a sales charge, your price will be the Fund's offering price. When you buy shares at the offering price, the Fund deducts the appropriate sales charge and invests the rest in the Fund. If you qualify for a sales charge waiver, your price will be the Fund's NAV.


To Buy Shares



                      Initial Investment                                    Subsequent Investments
---------------------------------------------------------------  ------------------------------------------------------------

By Mail

o Complete and sign the account registration.                 o Make your check payable to the Capital Appreciation Fund.
o Make your check payable to the Capital Appreciation Fund.   o Fill out an investment slip from an account statement,
o Mail the application and your check to:                       include your name and account number. Mail to:
  Eastern Point Advisors Funds Trust                            Eastern Point Advisors Funds Trust
  P.O. Box 6110                                                 P.O. Box 6110
  Indianapolis, IN 46206                                        Indianapolis, IN 46206
o Minimum initial investment is $250.                         o Minimum subsequent investment for all accounts is $50.

By Wire
o Call the transfer agent at (888) 826-2520 to arrange for a  o Call the transfer agent at (888) 826-2520 to arrange for a
  wire purchase. For same day purchase, the wire must be        wire purchase. For same day purchase, the wire must be
  received by 4:00 p.m. Eastern Time.                           received by 4:00 p.m. Eastern Time.
o Wire federal funds to:                                      o Wire federal funds to:
  Huntington Bank                                               Huntington Bank
  ABA # 044000024                                               ABA # 044000024
  Account #01892281162                                          Account #01892281162
  For Further Credit                                            For Further Credit
  (Your Name, Fund, Account #)                                  (Your Name, Fund, Account #)
  FBO:                                                          FBO:
(Insert your name and account number.)                          (Insert your name and account number.)
o Mail completed account application to the address above.    o Note: Your bank may charge a wire fee.
o Note: Your bank may charge a wire fee.

By Automatic Investment Plan
                                                              o Call (888) 826-2520 to request the form.
o You must open a regular Fund account with $250 minimum      o Complete and return the form and any other required
  prior to participating in this plan.                          materials.

Brokers, 401(k) plans, financial advisors or financial supermarkets may charge additional transaction fees, which would not be charged if shares were purchased directly from the Fund.

The Fund may accept telephone orders unless you decline telephone privileges on your account application. You may be responsible for any fraudulent telephone orders as long as the Fund takes reasonable measures to verify the orders.

Important Information About Procedures For Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for identifying documents, and may take additional steps to verify your identity. We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

Retirement Accounts

Shares of the Fund are available for purchase through individual retirement accounts ("IRAs") and other retirement plans. These tax-deferred plans allow you to shelter your investment income and capital gains from current income taxes. Accounts established under such plans must have all dividends reinvested in the Fund. You should consult your tax advisor before purchasing shares for a retirement plan. For more information about these plans or for an IRA application, please call (888) 826-2520.

Selling Your Shares

You may sell or "redeem" your shares on any day the NYSE is open, either directly through the Advisor or through your broker-dealer. The price you receive will be the NAV next calculated after the Fund's transfer agent receives your redemption request in proper order (less redemption fees if applicable).

Selling Recently Purchased Shares

The Fund will redeem shares that were recently purchased by check, but may delay mailing the proceeds for up to eight (8) business days to allow the purchase check to clear. If the purchase check has cleared, the eight business day period will not apply.

Signature Guarantees

A signature guarantee protects you against fraud by guaranteeing your signature is authentic. A guarantee is required on all redemption requests over $10,000 or when the redemption proceeds are to be sent to someone other than the owner of record or to an address or bank account other than those of record. Most banks or financial institutions can provide you with a signature guarantee, but a notary public can not.

When the Fund requires a signature guarantee, a New Technology medallion signature guarantee must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc., Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.


To Sell Shares:


By Mail

o Submit a written request for redemption with:         o Mail your request to:
  o The Fund's name;                                      Eastern Point Advisors Funds Trust
  o Your Fund account number;                             P.O. Box 6110
  o The dollar amount or number of shares or percentage   Indianapolis, IN 46206
    of the account to be redeemed; and                  o A check will be mailed to the name and address in which
                                                          the account is registered.
o Signatures of all persons required to sign for
  transactions, exactly as the shares are registered.

By Wire
o This option must be elected either in the initial     o Wire redemption requests must be received before 10:00 a.m.
  application or subsequently in writing with a           Eastern Time for money to be wired the same business day.
  signature guarantee.                                  o There is a $15.00 charge for redemptions under $10,000 made by
o Call the transfer agent at (888) 826-2520 with your     wire.
  request.

By Telephone
o This service must be elected in advance, either in    o The Fund will use reasonable procedures to confirm that the
  the initial application or subsequently in writing      request is genuine.
  with a signature guarantee.                           o Written confirmation will be provided.
o Call the transfer agent at (888) 826-2520 with your
  request.

By Systematic Withdrawal Plan
o Complete the appropriate section on the Account
  Application or call (888) 826-2520 to request a form  o Withdrawals can be monthly, quarterly, semi-annually or
  to add the plan.                                        annually. The minimum amount is $100. Redemption fees will not
o To participate, you must own or purchase shares with    be charged under this plan.
  a value of at least $10,000.

Please note that if you use a broker-dealer or financial institution to assist you in any of these transactions, they may charge a fee for this service that would not be charged by the Fund.

Under certain circumstances, the Fund may effect redemptions in-kind as described in more detail in the SAI.

Additional Information on Buying and Selling Fund Shares

General Policies

The Fund reserves the right to:

o    Change the minimum investment amounts;

o Cancel any purchase order and impose a $20 returned check fee if the purchase check does not clear;

o Reject checks drawn on banks outside the United States or endorsed over by a third party. All investments must be made in U.S. dollars.

Market Timing Policies and Procedures

Some investors try to profit from a strategy of frequent purchases and redemptions of Fund shares commonly known as market timing. Such activity can be harmful to Fund shareholders. The risks of frequent purchases and redemptions of Fund shares include:

o    Dilution in the value of Fund shares held by long-term investors

o    Interference with efficient management of the Fund's portfolio

o    Increased brokerage and administrative costs

o To the extent the Fund invests in foreign securities, the risk that the Fund is more susceptible to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets.

The Board of Trustees of the Trust has adopted a policy designed to discourage frequent purchases and redemptions by shareholders. In furtherance of this policy, the Board of Trustees has adopted the following procedures:

o Shareholders may only make ten (10) exchanges with respect to each Fund in a one year period; and

o Transactions involving more than $1 million or ten percent (10%) of total Fund assets will be reviewed prior to execution to determine whether the activity will be harmful to other shareholders in the Fund.

If it is determined that a shareholder has exceeded the limits above, the Fund reserves the right to impose the following restrictions:

o    Modification of the current redemption fee;

o Exchanges may only be made by U.S. mail; no exchanges will be permitted to be made electronically, by telephone or by facsimile;

o Suspension or termination of a shareholder's right to purchase or exchange shares of the Fund;

o Shareholders who exceed, or are suspected of exceeding, the restrictions listed above may be placed on a "watch list." Shareholders who have been placed on such list will have their transactions scrutinized before they are permitted to make further purchases of Fund shares to determine that such activity is not harmful to the Fund.

Omnibus account transactions will be reviewed to determine whether such transactions are harmful to the Fund. To the extent that the activity is deemed harmful to the Fund, the restrictions provided for above will be imposed.

The Fund, through its service providers, including the Advisor, applies these policies and procedures with respect to market-timing activities by monitoring trading activity in the Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Fund makes efforts to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. There can be no assurance that the Fund will be able to eliminate all market-timing activities.

Exceptions  to  Restrictions  on Frequent  Purchase  and  Redemption  Policy and
Procedures:

Notwithstanding the policy and procedures set forth above, the Fund will permit frequent purchases and redemptions under the following limited circumstances:

o    Systematic Withdrawal Plan

o    National emergency

o    Market volatility

o Accounts held by certain retirement plans (such as 401(k) plans) which allow for frequent purchases and redemptions.

Timing of Purchase or Sale Requests

All requests received in good order by the transfer agent before the close of the NYSE, typically 4:00 p.m. Eastern Time, will be executed the same day, at that day's NAV. Orders received after the close of the NYSE will be executed the following day, at that day's NAV. The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund's transfer agent. Purchase and redemption orders are executed only on days when the NYSE is open for trading. The NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. If the NYSE closes early, the deadlines for purchase and redemption orders will be accelerated to the earlier closing time.

Redemption Policies

Payment for redemptions of Fund shares is usually made within one business day, but no later than seven calendar days after receipt of your redemption request, unless your purchase check has not yet cleared. The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of the Fund's shareholders, or (3) an emergency exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

Redemption Fees

To discourage short-term trading, purchases of Class A and Class C Shares are subject to a 1.00% redemption fee on shares redeemed within 12 months of acquisition. Redemption fees are not imposed on shares acquired through the reinvestment of dividends or capital gains distributions, or involuntarily redeemed shares.

Minimum Balances

The Fund may redeem your remaining shares at NAV if the balance of your account falls below $250 due to redemptions. The Fund will notify you if your balance has fallen below $250, and you will have 60 days to increase your account balance before your shares are redeemed. The Fund may close any account without notice if the account is inactive and the value of the account is $0.

Mailings to Shareholders

The Fund mails quarterly statements summarizing the activity in your account(s) and confirmations following each purchase or sale of your Fund shares. To reduce expenses, the Fund will limit mailings of most financial reports, prospectuses and account statements to one copy for each address that lists one or more shareholders with the same last name. If you would like additional copies of financial reports and prospectuses or separate mailings of account statements, please call (888) 826-2520.

Dividends and Distributions

The Fund generally pays dividends and distributions of virtually all of its net investment income and net realized capital gains at least once a year.

A dividend from net investment income represents the income the Fund earns from dividends and interest paid on its investments, after payment of the Fund's expenses.

A capital gain is the increase in value of a security that the Fund holds.

Taxes

It is important that you consider the tax consequences of investing in the Fund. Generally any time you sell or exchange shares of the Fund, it will be considered a taxable event. The amount of the gain or loss will depend on the purchase and sale price of your shares. Any long-term or short-term capital gains realized from redemption of your shares will be subject to federal income tax.

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the Fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year you will be sent information showing the amount of dividends and distributions you received from the Fund during the prior year.

In the event you purchase shares of the Fund just prior to a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. The dividend distributed to you would be included in your taxable income, even though you may not have participated in the increase in the NAV of the Fund. You should consider the potential tax consequences of purchasing shares of the Fund close to the end of the year.

The foreign, state and local income tax consequences of investing in the Fund may differ materially from the federal income tax consequences described above. In addition, this discussion is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts
(IRAs), and Roth IRAs. This discussion is not a complete analysis of the federal tax implications of investing in the Fund. Additional tax information is available in the Statement of Additional Information under "Taxes." You should consult your tax advisor before investing.

Reinvestment Option

Dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund unless you elect to receive them by check on the account application. You may change your dividend option at any time by requesting a change in writing. You must have your dividends reinvested if you participate in the Systematic Withdrawal Plan or any Retirement Plans. Dividends are reinvested at the ex-dividend date at the NAV determined at the close of business that day. There are no fees or charges on reinvestments.

Backup Withholding

Shareholders may have 30% of their distributions and proceeds withheld if the Fund does not have complete, correct taxpayer information on file as required by law.

Other Investment Strategies and Risks

The Fund's main investment strategies are set out in the front of the Prospectus. The Fund may also use other investment strategies and invest in securities that are not discussed in this Prospectus, but which are described in detail in the Fund's Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling (888) 826-2520.

Other Potential Risks

The Fund may, at times, invest a small portion of its assets in derivative securities, such as futures contracts and options. In addition, the Fund may enter into interest rate, currency and swap agreements, which are deemed derivatives. Derivatives can be illiquid, and a small investment in a derivative could have a potentially large impact on the Fund's performance.

Portfolio Holdings

A description of the Fund's policies and procedures regarding the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund during each period assuming you reinvested all dividends and distributions. Briggs, Bunting & Dougherty, LLP has audited this information and their report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The Table below sets forth financial data for a share outstanding throughout the periods.

Financial Highlights
For a share outstanding throughout each period.

                                                                                                      Year ended
                                                                                                     September 30,
                                                                                             ------------------------------
                                                                                                         2004
                                                                                             ------------------------------

                                                                                               Class A         Class C
                                                                                            -------------    ---------------
Per Share Operating Performance

Net asset value, beginning of period                                                        $  10.50        $   9.63

Income from investment operations:

   Net investment loss                                                                         (0.50)          (0.55)

   Net realized and unrealized gain (loss) on investments                                       0.83            0.77
                                                                                             ------------     ----------

Total from investment operations                                                                0.33            0.22

Less distributions from capital gains                                                             --               --

Net asset value, end of period                                                              $  10.83        $   9.85
                                                                                             ============     ===========

Total Return                                                                                    3.14%           2.28%

Ratios/Supplemental Data

Net assets, end of period (000's)                                                           $  4,935        $  2,168

Ratio to average net assets:

   Net investment loss                                                                         (3.97%)         (4.72%)

   Operating expenses                                                                           5.00%           5.75%

   Operating expenses, excluding reimbursements, waivers & recoveries                           4.51%           5.25%

   Net investment loss excluding reimbursements, waivers & recoveries                          (3.48%)         (4.22%)

Portfolio turnover rate                                                                          390%            390%

-----------------------------------------------

* Capital Appreciation Fund (formerly known as The Eastern Point Advisors Twenty Fund) SEC effective, October 18, 1999.
              Class A commenced operations on October 19, 1999;
              Class C commenced operations on October 29, 1999.
** Annualized
(A) Total return from Inception.
(B) Per share data based on average shares outstanding


                       See notes to financial statements.





                                                                                                       Period Ended
                                                  Years Ended September 30,                            September 30,
                             ----------------------------------------------------------------   ---------------------------
                                     2003                  2002                  2001                    2000*
                             ---------------------- -----------------    ----------------------  ---------------------------
                               Class A   Class C     Class A    Class C    Class A     Class C     Class A       Class C
                              ---------  --------    -------    -------    -------     --------    --------    -----------
Per Share Operating
   Performance

Net asset value, beginning
   of period                 $  8.93    $  8.26     $  8.80     $8.17      $ 15.41    $14.44     $  10.00      $ 10.00

Income from investment
   operations:

   Net investment loss         (0.41)     (0.48)    (0.45)[B]   (0.53)[B]  (0.46)[B]   (0.53)[B]   (0.65)[B]     [0.74)[B]

   Net realized and
      unrealized gain (loss)
      on investments            1.98       1.85      0.58[B]     0.62[B]   (5.79)[B]   (5.38)[B]    6.06[B]       5.18[B]
                              ---------- --------   ----------   --------- ---------   ---------   ---------   --------------


Total from investment
   operations                   1.57       1.37      0.13        0.09      (6.25)      (5.91)       5.41          4.44

Less distributions from
   capital gains               --          --        --           --       (0.36)      (0.36)         --             --

Net asset value, end of
   period                    $ 10.50    $  9.63     $  8.93     $8.26     $  8.80     $ 8.17     $  15.41      $ 14.44
                               =====     ======      =======   =======    =========   =======    =========     ==========


Total Return                   17.58%     16.58%     1.48%       1.10%    (40.96%)    (41.37%)     54.10%[A]     44.40%[A]

Ratios/Supplemental Data

Net assets, end of period
   (000's)                   $ 5,877    $   609     $ 6,454     $ 642      $ 6,289     $ 837      $  9,587      $1,352

Ratio to average net assets:

   Net investment loss         (3.81%)    (4.67%)   (4.42%)     (5.17%)    (4.11%)     (4.86%)     (4.64%)**     (4.98%)**

   Operating expenses           5.00%      5.75%     5.00%       5.75%      5.00%       5.75%       5.00%**       5.34%**

   Operating expenses,
      excluding
      reimbursements,
      waivers and recoveries    5.27%      6.02%     5.88%       6.63%      5.15%       5.90%       7.07%**       7.82%**

   Net investment loss
      excluding
      reimbursements,
      waivers and recoveries   (4.08%)    (4.83%)   (5.30%)     (6.05%)    (4.26%)     (5.01%)     (6.71%)**     (7.46%)**

Portfolio turnover rate          311%       311%      469%        469%       674%        674%        606%          606%

-----------------------------------------------

* The Capital Appreciation Fund (formerly known as The Eastern Point Advisors Twenty Fund) SEC effective, October 18, 1999.
                Class A commenced operations on October 19, 1999;
                Class C commenced operations on October 29, 1999.
** Annualized
(A) Total return from Inception.
(B) Per share data based on average shares outstanding.

                       See notes to financial statements.


Additional Information

For investors who want more information about the Fund, the following document is available free upon request:

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

You can get free copies of the SAI, Annual and Semi-Annual Reports and request other information and ask questions about the Fund by contacting:

      Unified Fund Services, Inc.
      431 N. Pennsylvania Street
      Indianapolis, IN 46204
      Telephone: (888) 826-2520

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders which are available without charge upon request. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission ("SEC") in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

The Fund's SEC File No. is 811-09497